Exhibit 99.1

th
NOBLE
ANNIVERSARY

Noble Corporation

David W. Williams
Chairman, President &
Chief Executive Officer

Howard Weil's 39th annual
Energy Conference
New Orleans, Louisiana
March 27-31, 2011

2 Forward Looking Statement This presentation contains "forward-looking statements" about Noble's business, financial performance, contracts and prospects. Statements regarding contract backlog, benefits, opportunities, financial performance, anticipated timing and cost of newbuild rigs, growth into new market segments, bidding activity, rig demand, contract commencements, dayrates, impact of future regulations, contract duration, U.S. Gulf of Mexico as well as any other statements that are not historical facts in this release, are forward- looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to actions by regulatory authorities or other third parties, costs and difficulties related to other integration of acquired businesses, delays, costs and difficulties related to the transactions and the construction of newbuild rigs, market conditions, financial results and performance, ability to repay debt and timing thereof, actions by customers and other third parties, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions, the future price of oil and gas and other factors detailed in the Company's most recent Form 10-K, Form 10-Q's and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. The Company disclaims any duty to update the information presented here.

3 Why Own Noble? Strong, high value backlogFleet modernization underwayTop tier safety performanceCompelling value and growth story

4 Noble's Global Footprint 14 - Semisubmersibles13 - Drillships 47 - Jackups 2 - Submersibles 1 - Platform 1 - FPSO 76 Total Rigs + FPSO + Platform Operation Source: Noble

Noble's Strategy

Vision

To be the preferred offshore drilling contractor

Goals

- To operate in a manner that provides the highest focus on safety and the environment
- To maintain top tier margins and provide shareholders with a competitive investment vehicle
- To deliver exceptional customer service via a diverse and technically advanced fleet operated by the best personnel in the industry

Strategy

To continue to move the Company's fleet toward the newest technology while maintaining the highest level of operational integrity

- We will modify existing rigs towards their technical limit
- We will add (acquire or build) rigs with the latest technology, equipment features and capability
- We will dispose of non-competitive assets that cannot be modified to maintain a competitive position

All projects and transactions must demonstrate a reasonable return on capital at the decision gate and always contemplate value for shareholders

5

Second Largest Industry Backlog

As of February 28, 2011


$ Millions
30,000
25,000
20,000
15,000
10,000
5,000
0
Estimated by ODS and includes estimates of backlog by ODS where dayrates have not been made public.
Jackups
Floaters
Other
24,666
13,037
11,824
6,767
6,294
3,005
1,603
1,071
Transocean
Noble
Seadrill*
Diamond
Pride
ENSCO
Rowan
Atwood

* Seadrill backlog includes 75% of the backlog, or approximately $2.2 billion, associated with Seadrill's equity ownership in North Atlantic Drilling

Note: Rig types include Arctic, Drillship, Jackup, Semisubmersible, Submersible, Tender. Noble backlog includes 75% performance bonus potential on rigs with bonus provisions. Includes paid shipyard time for the three drillship projects in Brazil. Backlog includes Letters of Intent and newbuild rigs with contracts. Our PEMEX contracts contain early termination rights.

Source: ODSPetrodata 3.23.11 for all companies except NE as reported 2.28.11. Backlog from 2.28.11 through 12.31.30

6

Using the Backlog and Balance Sheet to Modernize the Fleet

($ Millions)	Dec. 31, 2009	Pro Forma Dec. 31, 2010
ASSETS		
Cash	$ 735	$ 1,025
Other current assets	748	493
PP&E, net	6,634	10,048
Other assets	280	342
Total Assets	$ 8,397	$ 11,908
LIABILITIES & EQUITY		
Current maturities of long-term debt	$ -	$ -
Other current liabilities	434	640
Long-term debt	751	3,101
Deferred taxes and other	424	527
Total Liabilities	1,609	4,268
Equity (incl. Non-Controlling Interest)	6,788	7,640
Total Liabilities & Equity	$ 8,397	$ 11,908
Debt/Total Capitalization	10.0%	28.9%
	2011	**2012**
Howard Weil forward-looking Debt/EBITDA	2.0	1.4

- PP&E increase during 2010 reflects Frontier acquisition and newbuild program

Pro Forma Balance Sheet includes:

- February 2011 debt offering of $1.1 billion
- Repayment of Bully JV debt
- Repayment of outstanding revolver balance

- Long-term target of ~1.5 communicated to Ratings Agencies

Source: Noble; Howard Weil

7

8 8 Backlog Extends Into 2020's As of February 28, 2011 2011Remaining 2012 2013 2014 2015 2016 -2023 Note: Rig types include Arctic, Drillship, Jackup, Semisubmersible, Submersible, Tender. Noble backlog includes 75% performance bonus potential on rigs with bonus provisions. Includes paid shipyard time for the three drillship projects in Brazil. Backlog includes Letters of Intent and newbuild rigs with contracts. Our PEMEX contracts contain early termination rights.Source: ODSPetrodata 3.17.11 for all companies except NE as reported 2.28.11. Backlog from 2.28.11 through 12.31.30 $ Millions Estimated by ODS and includes estimates of backlog by ODS where dayrates have not been made public. 8 Jackups Floaters

Noble's Floating Fleet Growth

Focused on Dynamically Positioned Vessels



Floating Rig Count
30
25
20
15
10
5
0
DP
Moored
Noble Clyde Boudreaux
Frontier Acquisition
Noble Danny Adkins
Noble Dave Beard
Noble Jim Day
Noble Bully I
Noble Bully II
Noble Globetrotter I
HHI I
HHI II
Noble Globetrotter II
HHI III
12
4
8
12
4
8
13
4
9
13
4
9
13
4
9
20
8
12
23
11
12
23
11
12
26
14
12
27
15
12
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Source: Noble

9

10 3 Newbuild Ultra-Deepwater Drillships1 option (expires 8/31/11)Yard deliveries 2Q13, 4Q13, 2Q14$605 mm all-in cost on first two, $615 on thirdProven design and turn-key construction by established shipyard- Hyundai Heavy Industries Co. Ltd.1st Newbuild with Letter of Intent with Shell at $410k/day + 15% bonus 10 Noble's Latest DrillshipsHigh-Tech Development Tools Source: Noble Ultra-Deepwater Drillship Globetrotter I Samsung DSME Water Depth 12,000', DP-3 12,000', DP-3 12,000', DP-3 12,000', DP-3 Length 751' 620' 750' 780' Derrick/Hook Load Dual; 2.5M; 1.5M Tower; 2.4M; 2.4M Dual; 2.5M; 2.0M Dual; 2.5M; 2.0M Thrusters 6 Retractable & Maintainable 6 Retractable 6 Non-retractable 6 Non-retractable Moon Pool Dual BOP/Multiple Trees Single BOP/Tree Dual BOP/Multiple Trees Dual BOP/Multiple Trees Usable Open Deck Space (Not Racks-ft2) 5,640 4,069 0 4,715 10

Bully Construction Progress Update


NOBLE BULLY I

- Bully I due to leave shipyard late July
  - Overall completion: ~97%
  - Commissioning: ~74%
- Bully II due to leave shipyard late September
  - Overall completion: ~85%
  - Commissioning: ~25%
- Sponson fabrication underway

Source: Noble

11

12 Noble Ultra-deepwater Floater Fleet Comparison vs. Competitors Noble Transocean Diamond Pride Seadrill* Ensco Total floaters 27 73 35 19 18 8 Ultra-deepwaterfloaters(UDW^ 7,500') 13 27 8 5 16 8 UDW average age* (years) 2.4 7.3 15.1 0.4 2.2 2.3 No. of UDW rigs with 2,500,000 pound hook load 5 5 2 1 6 0 * Assumes rigs delivered after 2011 have an age of 0 today; Seadrill includes North Atlantic Drilling, excludes tendersSource: ODSPetrodata; Company websites; Noble

13 Noble Ultra-deepwater Floater Fleet Comparison vs. Competitors Noble Transocean Diamond Ensco/ Pride Seadrill* Total floaters 27 73 35 27 18 Ultra-deepwaterfloaters(UDW^ 7,500') 13 27 8 13 16 UDW average age* (years) 2.4 7.3 15.1 1.5 2.2 No. of UDW rigs with 2,500,000 pound hook load 5 5 2 1 6 * Assumes rigs delivered after 2011 have an age of 0 today ; Seadrill includes North Atlantic Drilling, excludes tendersSource: ODSPetrodata; Company websites; Noble

Gulf of Mexico Update



Source: Noble

- *Noble Clyde Boudreaux* has arrived in Brazil
- *Noble Danny Adkins* on standby—now expect mid-May return to full rate
- *Noble Jim Thompson* on standby—Shell's exploration plan approved by BOEMRE, permit phase next
- *Noble Jim Day* on standby
- *Noble Driller* in shipyard, COC expected before end of April
- *Noble Amos Runner* continues to work LLOG
- *Noble Paul Romano* being marketed outside U.S. Gulf
- *Noble Lorris Bouzigard* cold stacked

14

15 4 Newbuild JU3000N HDHE jackups2 remaining options expire 1/1/12Yard deliveries 4Q12, 2Q13, 4Q13, 2Q14Two rigs at $220 mm all-in cost; two at $235 mm all-inTurn-key construction by Jurong Shipyard 15 Noble's Latest JackupsUltra-premium Capabilities JU3000N Noble Scott Marks(JU2000E) Skeie N-Class BMC 375 Class Variable deck load (kips) 14,670 14,670 10,000 7,500 Hook load (mm pounds) 2.5 1.6 2.2 1.5 Drawworks (HP) 6,900 4,600 4,600 3,000 Liquid mud (bbls) 7,500 4,750 6,600 4,175 Quarters (persons) 150 120 120 120 Source: Noble; Company presentations

16 Examining Divestitures as Part of High- Grading Have undertaken an exercise to identify core vs. non-core jackups and floaters for potential divestitureForce ranking assets in terms of technical capability, age, marketability, and profitabilityExpect decisions on some assets in 2011

Regional Updates

90th ANNIVERSARY

Mexico

- Recently awarded 6 contracts + 1 extension
  - *Noble Bill Jennings* and *Noble Leonard Jones* have both commenced contracts
- Believe additional tenders forthcoming including fast-tracks for up to two additional Noble rigs
- Discussing extensions for *Noble Max Smith* and *Noble Roy Butler*

Brazil

- *Noble Clyde Boudreaux* has arrived in Brazil; on schedule for mid-April start pending customs importation
- *Noble Leo Segerius* preparing to commence upgrade; expect drydocking mid-April
- Recent 1,500m tender suggests disciplined behavior and upward bias to ultra-deepwater rates

Source: Noble

18 Regional Updates North Sea/West AfricaNoble Homer Ferrington commenced farm-out March 18 North Sea interest for JU3000NsBelieve North Sea jackups will be fully utilized with rates tighteningNigerian petroleum law problematic with respect to 50% Nigerian content requirements Source: Noble

2011 Guidance Updated

	Previous	Current
Capital, including capitalized interest	~$2.1 billion	~$2.4 billion
Capitalized interest	~120 million	~$140 million
Interest Expense, net of capitalized interest	$50 - $60 million	$30 – $40 million

Causes of changes

- Additional newbuild drillship, jackups
- $1.1 billion debt offering in February 2011
- Payoff of~$700 million of *Bully* joint-venture debt

Source: Noble

19

20 20 Recordable Incident RatesNoble vs. IADC Source: Noble and the IADC Noble IADC "Safety is a paradigm of the organization and must not be compromised." Safety Matters Now More Than Ever 20

Leading Safety
More Than Just the Numbers

- The only drilling contractor to:
  - Win the ExxonMobil sponsored Robert W. Campbell Award for HSE excellence
  - Win the U.S. Minerals Management Service National SAFE Award for three consecutive years (2006, 2007, 2008)
  - Produce an annual sustainability report and be named to the Dow Jones Sustainability Index (DJSI)
  - Be granted approval work for Petrobras (Brazil) in the highly environmentally sensitive area of Aracaju
  - Be asked to present recommendations for improving offshore safety to the International Regulators Forum
  - Consistently receive the IADC North Sea Safety Excellence Awards for both jackup and semisubmersible categories



Source: Noble

22 Additional Focus Area Leading Safety to the Next Frontier 22

Upcoming Potential Catalysts

- ✓ *Noble Jim Day* contracted
- ✓ Mexico tenders expected to resolved by ~4/1/11
  - Six tenders won so far
- ✓ *Noble Homer Ferrington* returns to payroll mid-March 2011
- *Noble Clyde Boudreaux* expected to return to payroll mid-April
- Permitting resumes in the U.S. Gulf
  - Permit submitted on the *Noble Jim Thompson*
- *Bully I, Globetrotter I, Bully II* expected to be on payroll by year end
- Additional newbuilds delivered in 2012 (1), 2013 (5), and 2014 (2)

23

Save the Date!


Huisman

- What: Shipyard visit to meet with Noble Management and tour *Noble Bully I*
- Where: Keppel Shipyard, Singapore
- When: 17-18 May 2011
- Tentative Agenda
  - Dinner with Management
  - Noble Business Update
  - Noble Project Review and Philosophy
  - *Noble Bully I* overview
  - *Noble Bully I* Rig Tour

More details to come!

If interested in attending, please contact Kelley Altman at kaltman@noblecorp.com or by phone at 281-276-6640

24

Noble: One of the Best Values in the Space



- Noble has and continues to renew the fleet
  - 18 new units delivered 2007-2014
  - 3 drillships to be delivered in 2011
  - ~$8.3 BN in backlog for new fleet additions
  - Evaluating existing fleet for high-grading
- Balance sheet remains strong
  - Debt to total capital after $1.1 billion bond offering still under 30%
- Continued operational excellence in a difficult environment

25

90th
NOBLE
ANNIVERSARY

Noble Corporation

Dorfstrasse 19a
6340 Baar
Switzerland

www.noblecorp.com

Investor contact:

Lee M. Ahlstrom
Vice President IR & Planning
281-276-6440